UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 18, 2021

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001833563
Benchmark 2020-B22 Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of depositor as specified in its charter)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0000835271
JPMorgan Chase Bank, National Association

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001701238
Citi Real Estate Funding Inc.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001541502
Goldman Sachs Mortgage Company

(Exact name of sponsor as specified in its charter)

Delaware	333-226943-09	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of registrant)	File Number of issuing entity)	Identification No. of registrant)

60 Wall Street

New York, New York 10005

(Address of principal executive offices of registrant)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01. Entry into a Material Definitive Agreement.

On December 31, 2020 (the “Closing Date”), Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance of Benchmark 2020-B22 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2020-B22 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2020 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2020-B22 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 33 fixed-rate commercial mortgage loans (the “Mortgage Loans”) secured by first liens on 44 commercial and multifamily properties (the “Mortgaged Properties”).

The Mortgage Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “JW Marriott Nashville”, which is an asset of the Issuing Entity, is part of a whole loan (the “JW Marriott Nashville Whole Loan”) that includes the JW Marriott Nashville Mortgage Loan and certain other loans that are pari passu to the JW Marriott Nashville Mortgage Loan (the “JW Marriott Nashville Companion Loans”). The JW Marriott Nashville Companion Loans are not assets of the Issuing Entity.

The Mortgage Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “Hotel ZaZa Houston Museum District”, which is an asset of the Issuing Entity, is part of a whole loan (the “Hotel ZaZa Houston Museum District Whole Loan”) that includes the Hotel ZaZa Houston Museum District Mortgage Loan and certain other loans that are pari passu to the Hotel ZaZa Houston Museum District Mortgage Loan (the “Hotel ZaZa Houston Museum District Companion Loans”). The Hotel ZaZa Houston Museum District Companion Loans are not assets of the Issuing Entity.

As of the February 18, 2021, each of (i) the Hotel ZaZa Houston Museum District Whole Loan, including the Hotel ZaZa Houston Museum District Mortgage Loan, and (ii) the JW Marriott Nashville Whole Loan, including the JW Marriott Nashville Mortgage Loan, is being serviced and administered pursuant to (a) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.1 and which is dated as of February 1, 2021 (the “Benchmark 2021-B23 Pooling and Servicing Agreement”), among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Situs Holdings LLC, as Pittock Block loan special servicer, KeyBank National Association, as 360 Spear loan special servicer, Wilmington Trust, National Association, as trustee, Citibank, N.A., as certificate administrator, as paying agent and as custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and (b) the related Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was attached to the current report on Form 8-K filed by the Issuing Entity on December 31, 2020.

The servicing terms of the Benchmark 2021-B23 Pooling and Servicing Agreement applicable to the servicing of the Hotel ZaZa Houston Museum District Mortgage Loan and the JW Marriott Nashville Mortgage Loan are similar in all material respects to the servicing terms of the related “Non-Serviced

PSA”, but will differ in certain respects, as described in the section captioned “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus (SEC File Number 333-226943-09) filed with the Securities and Exchange Commission on December 31, 2020 pursuant to Rule 424(b)(2).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated as of February 1, 2021, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Situs Holdings LLC, as Pittock Block loan special servicer, KeyBank National Association, as 360 Spear loan special servicer, Wilmington Trust, National Association, as trustee, Citibank, N.A., as certificate administrator, as paying agent and as custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: February 22, 2021
	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director